BLACKROCK BOND FUND, INC.

BlackRock Total Return Fund

(the “Fund”)

Supplement dated November 29, 2012

to the Statement of Additional Information dated January 27, 2012, as amended September 28, 2012

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements” is revised as set forth below.

The subsection entitled “Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

The Total Return Fund is managed by a team of investment professionals comprised of Rick Rieder and Bob Miller.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended September 30, 2011.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rick Rieder	11	5	2	0	3	1
	$13.55 Billion	$1.68 Billion	$146.5 Million	$0	$99.5 Million	$100.2 Million
Bob Miller	10	1	0	0	0	0
	$7.55 Billion	$366 Million	$0	$0	$0	$0

The last sentence of the first paragraph under the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect to these portfolio managers, such benchmarks for the Fund and other accounts include the following:

Portfolio Manager	Applicable Benchmarks
Bob Miller Rick Rieder	A combination of market-based indices (e.g., Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Mr. Rieder has received long-term incentive awards.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Deferred Compensation Program” is deleted in its entirety and replaced with the following:

Messrs. Miller and Rieder have each participated in the deferred compensation program.

The subsection entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of September 30, 2011, the Fund’s most recently completed fiscal year end, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities of the Fund Owned
Rick Rieder	Total Return Fund	$100,001–$500,000
Bob Miller	Total Return Fund	None

The last two sentences of the second paragraph under the subsection entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Mr. Rieder may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Rieder may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-10046-1112SUP